CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


     The undersigned, the President of The Advisors' Inner Circle Fund II Perimeter Small Cap Growth Fund (the "Fund"), with respect to the Fund's Form N-CSR for the period ended July 31, 2008 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: September 25, 2009


                                           /s/: Philip T. Masterson
                                           -----------------------------------
                                           Philip T. Masterson
                                           President

                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


     The undersigned, the Treasurer, Controller and Chief Financial Officer of The Advisors' Inner Circle Fund II Perimeter Small Cap Growth Fund (the "Fund"), with respect to the Fund's Form N-CSR for the period ended July 31, 2008 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: September 25, 2009


                                         /s/: Michael Lawson
                                         ---------------------------------------
                                         Michael Lawson
                                         Treasurer, Controller and
                                         Chief Financial Officer